Exhibit 10.3

AMENDED AND RESTATED OPERATING EXPENSE RESPONSIBILITY AGREEMENT

This Amended and Restated Operating Expense Responsibility Agreement, entered into on the date set forth below, is by and among TriLinc Global, LLC, a Delaware limited liability company (“Sponsor”), TriLinc Advisors, LLC, a Delaware limited liability company (“Advisor”), and TriLinc Global Impact Fund, LLC, a Delaware limited liability company (“Fund” and together with the Sponsor and the Advisor, the “Parties”).

WHEREAS, the Sponsor has agreed to be responsible for the payment of the Fund’s cumulative operating costs paid through and including March 31, 2017, including all management fees due to the Advisor that have not been paid by the Fund (collectively as set forth in Exhibit A hereto and referred to as “Fund Expenses”).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

Expense Responsibility for Fund Expenses. The Sponsor shall pay the Fund Expenses and will not seek reimbursement of the Fund Expenses unless the reimbursement will not cause the Fund’s Net Asset Value per unit to fall below the prior quarter’s Net Asset Value per unit (the “NAV Hurdle”). To the extent the Fund is not successful in satisfying the NAV Hurdle, no amount will be payable by the Fund for reimbursement to the Sponsor of the Fund Expenses.

2.

Entire Agreement.  This Agreement sets forth the entire agreement of the Parties with respect to the matters contained herein and no prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective for any purpose.

3.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on May 10, 2017

TRILINC GLOBAL, LLC

By:
Name:
Title:

TRILINC ADVISORS, LLC

By:
Name:
Title:

TRILINC GLOBAL IMPACT FUND, LLC

By:
Name:
Title:

Exhibit A

Schedule of Services Incurred by TriLinc Global Impact Fund, LLC through March 31, 2017

Vendor	Description of Services	Amount
ANDE	2013-2014 Membership	$5,000
ASTA	Document Translation	3,186
Apex Fund Services	Fund Administration	240,202
Bank of NY Mellon	Fund Administration	90,000
Bank of NY Mellon	Bank fees	17,277
Board of Managers	Board Wages	660,989
Board of Managers	Board Meeting expenses	117,798
Credit Cards	Travel - Dead deal costs	62,987
Deloitte & Touche	Audit	401,400
Deloitte & Touche	Tax services	443,982
DST Systems, Inc.	Transfer Agent	938,666
Duff & Phelps	Valuation services	45,381
Emtek Solutions, LLC	PAES/TAS	7,875
Federal Agent	PAES/TAS	12,750
Greenberg Traurig	Legal Services	666,897
IDB Bank	Due Diligence	50,000
iUVO Talent	PAES/TAS	12,318
Josh Zuckerwise	Travel expenses	4,023
Legatum Global Development Limited	PAES/TAS	292,500
Leverages Notes	Interest	26,224
Lewis Kopp	Expense reimbursement	14,348
Lincoln National Insurance	Keyman insurance	8,558
Maples and Calder	Legal Services	109,514
Moss Adams	Audit and 10-Q review	392,798
MF Analytics	PAES/TAS	65,159
O'Connor Davies	SOX Compliance	60,744
PathNorth	2013 Core Membership	4,167
Paul Sanford	Travel expenses	5,212
Payroll	PAES/TAS	150,091
Pickwick Capital Partners	Leverage	4,270
Robert Mora	PAES/TAS	97,791
Rothstein Kass	SOX Implementation/Compliance	41,027
RR Donnelley	10-K, 10-Q & 8-K Processing	219,388
Spolin Cohen	Legal Services	81,564
State of California & Delaware	Franchise fees	2,350
Steve Napleton	Travel expenses	8,979
Tanir Helayel	PAES/TAS	6,779
Trilinc Advisors, LLC	Copies, postage and miscellaneous	53,704
Trilinc Advisors, LLC	eFront	319,928
Trilinc Advisors, LLC	Management fees	1,717,750
Trilinc Advisors, LLC	Incentive fees	6,075,534
Trilinc Advisors, LLC	Due Diligence	131,628
Trilinc Advisors, LLC	Travel expenses	83,113
Trilinc Advisors, LLC	Legal expenses	205,243
Troy Wiseman	Expense reimbursement	9,701
Trustees of Tufts College	PAES/TAS	18,150
Various	PAES/TAS	14,601
Willis	Fund Insurance	137,700
		$14,139,247